UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest Event
                             Reported): May 17, 2006

                         Alternative Loan Trust 2006-OA6
                         -------------------------------
            (Exact name of the issuing entity) Commission File Number
                      of the issuing entity: 333-131630-21

                                   CWALT, Inc.
                                   -----------
      (Exact name of the depositor as specified in its charter) Commission
                    File Number of the depositor: 333-131630

                          Countrywide Home Loans, Inc.
                          ----------------------------
             (Exact name of the sponsor as specified in its charter)

           Delaware                                 87-0698307
      -----------------------------                 ----------
        (State or other jurisdiction       (IRS Employer Identification
      of incorporation of the depositor)       No. of the depositor)


4500 Park Granada
Calabasas, California                                  91302
---------------------                                ---------
(Address of principal                                (Zip Code)
 executive offices of the depositor)

The depositor's telephone number, including area code (818) 225-3000
                                                      --------------

--------------------------------------------------------------------------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Section 8   Other Events
---------   ------------

Item 8.01.  Other Events.
---------   ------------

          On May 17, 2006, CWALT, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of April 1, 2006 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans Inc., as a seller ("CHL"), Park Granada LLC, as a seller ("Park Granada"), Park Monaco, Inc., as a seller ("Park Monaco"), Park Sienna LLC, as a seller ("Park Sienna" and, together with CHL, Park Granada and Park Monaco, the "Sellers"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer"), and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Alternative Loan Trust 2006-OA6, Mortgage Pass-Through Certificates, Series 2006-OA6. The Pooling and Servicing Agreement is annexed hereto as
Exhibit 99.1.



Section 9 - Financial Statements and Exhibits
---------

Item 9.01.  Financial Statements and Exhibits.
            ---------------------------------

       (a)  Financial statements of business acquired.
            -----------------------------------------

            Not applicable.

       (b)  Pro forma financial information.
            -------------------------------

            Not applicable.

       (c)  Exhibits.
            --------

            99.1. Pooling and Servicing Agreement, dated as of April 1, 2006, by and among the Company, the Sellers, the Master Servicer and the Trustee.


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


                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                CWALT, INC.



                                                By: /s/ Ruben Avilez
                                                    ---------------------------
                                                    Name: Ruben Avilez
                                                    Title: Vice President



Dated:  June 1, 2006


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


                                  Exhibit Index
                                  -------------



Exhibit                                                                   Page
-------                                                                   ----

99.1.      Pooling and
           Servicing Agreement, dated as
           of April 1, 2006, by and
           among, the Company, the
           Sellers, the Master Servicer
           and the Trustee.                                                  5


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